EXHIBIT 23.1





             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT


We consent to the use in this Registration Statement of Sonoma College, Inc. on Form SB-2/A, Amendment No. 4 (File no. 333-120671) of our report dated November 12, 2004 for the year ended June 30, 2004, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our firm under the caption "Experts" in such Prospectus.


                            /s/ Marcum & Kliegman LLP



New York, New York
July 19, 2005